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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K





                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934






      Date of Report (Date of earliest reported event): February 18, 2004



                               MOTIENT CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                    0-23044                 93-0976127
(State or other jurisdiction of  (Commission File No.)       (IRS Employer
incorporation or organization)                           Identification Number)


                             300 Knightsbridge Pkwy.
                             Lincolnshire, IL 60069
                                 (847) 478-4200

               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)



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                           Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "anticipate," "estimate," "expect," "project," or "intend." These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements ("Cautionary Statements") include, among others, those under the caption "Risk Factors" in our registration statement on Form S-1, as amended by our Form S-1/A (Reg. No. 333-87844). All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the "SEC") from time to time.

Our forward-looking statements are based on information available to us today, and we will not update these statements. Our actual results may differ significantly from the results discussed.


Item 5.  Other Matters

Reduction in Force

On February 18, 2004, we effected a reduction in our workforce in order to reduce operating expenses and thereby preserve cash. In this action, 53 employees were terminated, reducing the Company's total workforce from 165 employees to 112 employees. Motient expects that this reduction in workforce will reduce the Company's monthly cash burn rate by approximately $375,000. Even with these cost reductions, the Company's operating expenses exceed its revenues, and it remains cash flow negative. The Company is pursuing a variety of other ways to grow its revenue and reduce its operating expenses further by more efficiently providing its service.






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MOTIENT CORPORATION



                                           By: /s/ Christopher W. Downie
                                               -------------------------
                                               Christopher W. Downie
                                               Vice President
                                               Chief Financial Officer


Date:  February 20, 2004



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